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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Energy Ventures, Inc. (the "Company") of our report dated March 1, 1995 included in the Company's Form 10-K for the fiscal year ended December 31, 1994, and to all references to our Firm included in or made a part of this Registration Statement.



ARTHUR ANDERSEN LLP

Houston, Texas
November 16, 1995